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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                October 28, 2005



                                 PERRIGO COMPANY
                        --------------------------------
             (Exact name of registrant as specified in its charter)


   MICHIGAN                           0-19725                     38-2799573
---------------                     ------------             -------------------
(State of other                     (Commission                 (IRS Employer
Jurisdiction of                     File Number)                Identification
 Incorporation)                                                       No.)

515 Eastern Avenue, Allegan, Michigan                   49010
------------------------------------------           -----------
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:   (269) 673-8451
                                                      --------------



                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01. Regulation FD Disclosure

On October 28, 2005, The Perrigo Company held its Annual Shareholders' Meeting at the Perrigo Corporate Office, Allegan, Michigan.

The Annual Shareholders' Meeting slides presented are Exhibit 99.

The slides include certain non-GAAP financial measures. The reconciliation of these measures is presented on the following page.

Certain statements in these slides are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company's future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential" or other comparable terminology. Please see the "Cautionary Note Regarding Forward-Looking Statements" on pages 33 - 41 of the Company's Form 10-K for the year ended June 25, 2005 for a discussion of certain important factors that relate to forward-looking statements contained in this press release. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The information in this Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


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                                     TABLE I
                                 PERRIGO COMPANY
                      RECONCILIATION OF NON-GAAP MEASURES
                    (in thousands, except per share amounts)
                                   (unaudited)


                                                                                 FISCAL  YEAR
                                                ---------------------------------------------------------------------------------
                                                    2000          2001         2002           2003         2004          2005
                                                -----------   -----------   -----------   -----------   -----------   -----------
Reported net sales                              $   753,486   $   763,085   $   835,063   $   834,100   $   898,204   $ 1,024,098
   PPA product discontinuation                           --        12,500            --            --            --            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
Adjusted net sales                              $   753,486   $   775,585   $   835,063   $   834,100   $   898,204   $ 1,024,098
                                                ===========   ===========   ===========   ===========   ===========   ===========

Reported gross profit                           $   161,640   $   182,291   $   226,441   $   238,024   $   267,964   $   260,389
   Inventory step-up                                     --            --            --            --            --        23,392
   PPA product discontinuation                           --        21,000            --            --            --            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
Adjusted gross profit                           $   161,640   $   203,291   $   226,441   $   238,024   $   267,964   $   283,781
                                                ===========   ===========   ===========   ===========   ===========   ===========

Reported operating income (loss)                $    33,182   $    36,465   $    80,933   $    85,178   $   102,896   $  (330,473)
   Inventory step-up                                     --            --            --            --            --        23,392
   Settlements - Class action lawsuit / FTC              --            --            --            --         4,750         4,500
   Perrigo operational improvements                      --            --            --            --            --         3,150
   Perrigo asset impairments                          1,048         2,175         2,046            --            --         3,232
   Write-off of in-process R&D                           --            --            --            --            --       386,800
   Acquisition costs                                     --            --            --            --            --         5,560
   Unusual litigation                                (4,154)         (995)      (27,891)       (3,128)           --            --
   Quifa restructuring and goodwill impairment           --            --        16,614            --            --            --
   PPA product discontinuation                           --        21,000            --            --            --            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
Adjusted operating income                       $    30,076   $    58,645   $    71,702   $    82,050   $   107,646   $    96,161
                                                ===========   ===========   ===========   ===========   ===========   ===========

Reported net income (loss)                      $    16,825   $    24,414   $    44,790   $    54,048   $    80,567   $  (352,983)
   One time tax benefit                                  --            --            --            --       (13,100)           --
   Inventory step-up (1)                                 --            --            --            --            --        18,246
   Settlements - Class action lawsuit/
    FTC (2) (4)                                          --            --            --            --         3,400         2,880
   Perrigo operational improvements (2)                  --            --            --            --            --         2,016
   Perrigo asset impairments (2)                        671         1,392         1,309            --            --         2,068
   Write-off of in-process R&D (3)                       --            --            --            --            --       386,800
   Acquisition costs (2)                                 --            --            --            --            --         3,558
   Unusual litigation (2)                            (2,659)         (637)      (17,850)       (2,002)           --            --
   Quifa restructuring and goodwill impairment (3)       --            --        16,614            --            --            --
   PPA product discontinuation (2)                       --        13,440            --            --            --            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
Adjusted net income                             $    14,837   $    38,609   $    44,863   $    52,046   $    70,867   $    62,586
                                                ===========   ===========   ===========   ===========   ===========   ===========

Diluted earnings (loss) per share
   Reported                                     $      0.23   $      0.33   $      0.60   $      0.76   $      1.11   $     (4.57)
   Adjusted                                     $      0.20   $      0.52   $      0.60   $      0.73   $      0.98   $      0.81

Diluted weighted average shares outstanding          73,536        74,087        74,606        71,158        72,289        77,313

(1)  Net of taxes at 22%

(2)  Net of taxes at 36%

(3)  Permanent difference for tax purposes and thus is not tax effected

(4) Fiscal 2004 FTC settlement includes $1,000 of non-deductible expenses that are not tax effected

ITEM 9.01. Financial Statements and Exhibits

(c)  Exhibits

          99   Annual Shareholders' Meeting Slides.


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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PERRIGO COMPANY
                                (Registrant)


Dated: October 28, 2005         By: /s/Douglas R. Schrank
                                    --------------------------------------------
                                    Douglas R. Schrank
                                    Executive Vice President and
                                    Chief Financial Officer
                                    (Principal Accounting and Financial Officer)


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                                  Exhibit Index


Exhibit 99 -- Annual Shareholders' Meeting Slides, furnished solely pursuant to
Item 7.01 of Form 8-K.